UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                                 --------------

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                                December 18, 2009

                          ESPEY MFG & ELECTRONICS CORP.
             (Exact name of registrant as specified in its charter)


              New York                 001-04383         14-1387171
(State or Other Jurisdiction of      (Commission        (IRS Employer
           Incorporation)            File Number)     Identification No.)

               233 Ballston Avenue                       12866
            Saratoga Springs, New York
     (Address of principal executive offices)          (Zip Code)

               Registrant's telephone number, including area code:
                                 (518) 584-4100


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.  Material Modification to Rights of Security Holders

On December 18, 2009, Espey Mfg. & Electronics Corp. ("Espey") entered into the Second Amended and Restated Rights Agreement with Registrar and Transfer Company, as Rights Agent (the "Rights Agreement"). The Rights Agreement amends and restates, but does not materially modify any rights conferred upon holders of Espey's common stock under Espey's existing Rights Agreement dated March 31, 1989, as amended February 12, 1999 and December 31, 1999.

The complete text of the Rights  Agreement is attached to this Report as Exhibit
4.01. Exhibit B to the Rights Agreement is a summary description of the rights conferred thereunder. The summary description does not purport to be complete and is qualified in its entirety by reference to the complete text of the Rights Agreement.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

         Exhibit No.               Document
         -----------               ------------
            4.01                   Second Amended and Restated Rights Agreement,
                                   dated December 18, 2009 between Espey Mfg. &
                                   Electronics Corp. and Registrar and Transfer
                                   Company


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2009           ESPEY MFG. & ELECTRONICS CORP.


                                  By:   /s/ David A. O'Neil
                                        ----------------------------------------
                                        David A. O'Neil, Treasurer and Principal
                                        Financial Officer